UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    August 11, 2009

WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.
 (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-1365354 (Commission File Number)	26-2816569 (I.R.S. Employer Identification No.)

No. 365 Chengde Street, Daowai District, Harbin
Heilongjiang Province, The People’s Republic of China 150020
(Address of principal executive offices) (zip code)

(86) 0451-88355530
(Registrant’s telephone number, including area code)

Not Applicable .

(Former name or former address, if changed since last report.)

Copies to:
Benjamin A. Tan, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor,
New York, NY 10006
Tel: (212) 930 9700
Fax: (212) 930 9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01.           Entry into a Material Definitive Agreement

Item 3.02	Unregistered Sales of Equity Securities

Item 3.03.            Material Modification to Rights of Security Holders

Series A Preferred Stock Securities Purchase Agreement

On August 11, 2009, Weikang Bio-Technology Group Company, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with ARC China, Inc., a Shanghai corporation ("ARC").

Pursuant to the terms of the Securities Purchase Agreement, ARC agreed that it will purchase up to an aggregate of 4,768,877 Units at a purchase price of $1.75 per Unit for an aggregate purchase price of $8,345,535.  Each "Unit" consists of (i) one share of the Company's newly-designated Series A preferred stock, par value $0.01 per share ("Series A Preferred Stock"), and (ii) one-half warrant ("Warrant") to purchase one share of the Company's common stock, par value $0.00001 per share ("Common Stock"), at a price of $2.75 per share, pursuant to one or more closings on such dates and in such amounts as determined by ARC upon three days notice provided to the Company (the "Series A Purchase Transaction").

Subject to the satisfaction or waiver of the conditions set forth in Section 2.2 of the Securities Purchase Agreement, ARC expects to close on up to $1,000,000 in Units on or about August 15, 2009, and additional Units up to an aggregate of 4,768,877 Units on or before August 31, 2009, but no later than September 15, 2009.

The Company agreed that an aggregate of $100,000 of the purchase price of the Units will be retained by an escrow agent from the proceeds received in a second closing (the "IR Cash"), which along with an aggregate of 700,000 Warrants (the "IR Warrants") may be allocated and released to investor relations firms for marketing purposes at the sole discretion of ARC. In addition, ARC agreed that it will escrow 3% of the Series A Preferred Stock purchased by it (the "IR Shares"), which will released to investor relations firms at the sole discretion of ARC. Upon the receipt of written instructions executed by ARC, the escrow agent will release all or any portion of the IR Cash, the IR Warrants or the IR Shares as designated by ARC  in its sole discretion. If any portion of the IR Cash, IR Warrants or IR Shares remain in the escrow account after a period of 12 months from the date of this Agreement, such IR Cash or IR Warrants, if any, shall be released to the Company, and such IR Shares, if any, shall be released to ARC, upon receipt of written request from the Company or ARC, as applicable.

The Company expects that the issuance of shares of Series A Preferred Stock and the Warrants pursuant to the terms of the Securities Purchase Agreement will be exempt from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated thereunder, based upon the Company's compliance with such rules and regulations.

Warrant

Each warrant  has an exercise price of $2.75 and is exercisable for a period of three years from the date of issuance. The warrant may be exercised by the payment of cash or by "cashless exercise."

If, at any time or from time to time after the date of issuance of the warrant, the Company were to issue any additional stock without consideration or for consideration per share less than the exercise price of the warrant, such exercise price shall be adjusted to the price per share at which such additional stock was issued (or if such additional stock was issued for no consideration the price shall be adjusted to $.01).

Registration Rights Agreement

In connection with the Series A Purchase Transaction, the Company entered into a Registration Rights Agreement with ARC dated August 11, 2009 (the "Registration Rights Agreement"), pursuant to which the Company agreed to use its commercially reasonable efforts to cause a registration statement on Form S-3 (or such other form as is available to the Company) to be filed with the Securities and Exchange Commission (the "SEC") within 30 calendar days of the final closing of the sale of Units in the Series A Purchase Transaction (“Trigger Date”), which registration statement will include the Common Stock issuable upon the conversion of the Series A Preferred Stock and upon the exercise of the Warrants.

In the event the SEC informs the Company that all of the registrable securities cannot, as a result of the application of Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the holders thereof, (ii) use its best efforts to file amendments to the registration statement as required by the SEC, or (iii) withdraw the initial registration statement and file a new registration statement, covering the maximum number of securities permitted to be registered by the SEC.

Thereafter, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the SEC, one or more registration statements on Form S-3 or such other form available to register for resale those securities that were not registered for resale on the earlier registration statement.

The Company shall use its commercially reasonable efforts to cause the registration statement to become effective no later than the earlier of 90 calendar days after the Trigger Date (or, in the event of a "full review" of the Registration Statement by the SEC, 150 calendar days after the Trigger Date) or five days after the SEC declares the Registration Statement effective.  If the registration statement has not been filed or declared effective as aforesaid, the Company shall be liable for late registration payments, equal to one percent of the purchase price paid for the Series A Preferred Stock purchased and not previously sold until the Registration Statement is filed or declared effective, as the case may be.  However, such late registration payment shall not exceed in the aggregate 10% of the price.

The foregoing descriptions of the Securities Purchase Agreement, the Registration Rights Agreement and the Warrants are qualified in their entirety by the contents of the Securities Purchase Agreement, the Registration Rights Agreement and the Warrants attached as Exhibit 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

4.1 Form of Warrant
10.1 Securities Purchase Agreement dated August 11, 2009 between the Company and ARC China, Inc.

10.2 Registration Rights Agreement between the Company and ARC, Inc. dated August 11, 2009.

 The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2009	WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.

By: /s/ Yin Wang
Yin Wang
Chief Executive Officer and Chairman of the Board